CAPSTONE GOVERNMENT INCOME FUND
              A SERIES OF CAPSTONE FIXED INCOME SERIES, INC.

                     SUPPLEMENT DATED JANUARY 2, 1996
                                    TO
                       PROSPECTUS DATED MAY 1, 1995
                                    AND
                       SUPPLEMENTED AUGUST 24, 1995


     Effective January 1, 1996, Capstone Financial Services, Inc. ("CFS"), parent of the Adviser, acquired a majority interest in New Castle Advisers, Inc. ("NCA"), the Fund's Subadviser, thereby automatically terminating the Fund's Subadvisory Agreement. Mr. Howard Potter, the Fund's portfolio manager, will continue to provide these services to the Fund as Managing Director of the Adviser, Capstone Asset Management Company, which now provides all investment advisory services to the Fund pursuant to the Advisory Agreement for the same total fee. The acquisition of NCA by CFS should therefore have no significant effect on the management of the Fund.